Exhibit 4.1





NUMBER       Incorporated Under the laws of the State of Delaware         SHARES
______                                                                    ______

                       BlackRock Kelso Capital Corporation

                          Par Value $0.001 Common Stock



This is to certify that ________________________________________ is the owner of

________________________________________________________________________________
    Fully Paid and Non-Assessable Shares of Par Vale $0.001 Common Stock of

                      BlackRock Kelso Captial Corporation

transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its dulyu authorized officers.

Dated


________________________________            ____________________________________
                       Treasurer            Chairman and Chief Executive Officer




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For value received _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE


________________________   _____________________________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

_________________________________________________________________________ Shares

represented by the within Certificate and do hereby irrevocably constitute and appoint

________________________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

In presence of___________________________________

___________________________________

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THIS SECURITY HAS NOT BEEN  RECOMMENDED,  APPROVED OR DISAPPROVED BY ANY FEDERAL
OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED, PLEDGED OR SOLD EXCEPT AS SET FORTH N THE FOLLOWING
SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 OF REGULATION D UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") AND (2) AGREES THAT IT WILL NOT REOFFER, PLEDGE, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO AN ACCREDITED INVESTOR, PROVIDED THAT PRIOR TO SUCH TRANSFER THE HOLDER FURNISHES TO THE COMPANY A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE COMPANY), OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. PRIOR TO ANY TRANSFER, THE HOLDER OF THIS SECURITY AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.